Exhibit 99.1 Science in the Service of Medicine Unique Targets. Novel Mechanisms. New Medicines. VX15 (pepinemab) Antibody Treatment for Cancer and Huntington’s Disease 1Exhibit 99.1 Science in the Service of Medicine Unique Targets. Novel Mechanisms. New Medicines. VX15 (pepinemab) Antibody Treatment for Cancer and Huntington’s Disease 1

Forward Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Vaccinex, Inc. (“Vaccinex,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend” and similar expressions or their negatives (as well as other words and expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, among others, statements regarding: (i) the timing and success of the commencement, progress and receipt of data from preclinical and clinical trials; (ii) our expectations regarding the potential safety, efficacy or clinical utility of our product candidates; (iii) the expected results of any clinical trial and the impact on the likelihood or timing of any regulatory approval; (iv) financial and financing expectations and opportunities and (v) the performance of third parties. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our research and pre-clinical development programs, clinical development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties inherent in the execution, cost and completion of preclinical and clinical trials, risks related to our dependence on third parties, uncertainties related to regulatory approval, risks related to our dependence on our lead product candidate VX15 (pepinemab), risks related to competition, other matters that could affect our development plans or the commercial potential of our product candidates, expectations regarding the use of proceeds from our initial public offering, changes in costs and operations, and other risks regarding our capital requirements and results of operations. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a further discussion of these and other factors that could cause future results to differ materially from any forward-looking statement, see the section titled “Risk Factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and the other risks and uncertainties described in our prospectus for our initial public offering dated August 9, 2018, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended,. No representations or warranties are offered in connection with the data or information provided herein. This presentation is intended for informational purposes only and may not be relied on in connection with the purchase or sale of any security. Any offering of our securities will be made, if at all, only upon the registration of such securities under applicable securities laws or pursuant to an exemption from such requirements. 2 March 2019 I Forward Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Vaccinex, Inc. (“Vaccinex,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend” and similar expressions or their negatives (as well as other words and expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, among others, statements regarding: (i) the timing and success of the commencement, progress and receipt of data from preclinical and clinical trials; (ii) our expectations regarding the potential safety, efficacy or clinical utility of our product candidates; (iii) the expected results of any clinical trial and the impact on the likelihood or timing of any regulatory approval; (iv) financial and financing expectations and opportunities and (v) the performance of third parties. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our research and pre-clinical development programs, clinical development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties inherent in the execution, cost and completion of preclinical and clinical trials, risks related to our dependence on third parties, uncertainties related to regulatory approval, risks related to our dependence on our lead product candidate VX15 (pepinemab), risks related to competition, other matters that could affect our development plans or the commercial potential of our product candidates, expectations regarding the use of proceeds from our initial public offering, changes in costs and operations, and other risks regarding our capital requirements and results of operations. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a further discussion of these and other factors that could cause future results to differ materially from any forward-looking statement, see the section titled “Risk Factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and the other risks and uncertainties described in our prospectus for our initial public offering dated August 9, 2018, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended,. No representations or warranties are offered in connection with the data or information provided herein. This presentation is intended for informational purposes only and may not be relied on in connection with the purchase or sale of any security. Any offering of our securities will be made, if at all, only upon the registration of such securities under applicable securities laws or pursuant to an exemption from such requirements. 2 March 2019 I

Investment Summary

Novel mechanistic approach	**Lead program, VX15 (pepinemab), is a humanized monoclonal antibody that binds to and blocks a unique target, Semaphorin 4D (SEMA4D)**

Multiple clinical programs in Huntington's Disease and Oncology	• **Huntington's Disease** – fully enrolled ongoing randomized, placebo-controlled, potentially pivotal trial
	  • *Encouraging early signs of efficacy from Cohort A*
	  • *Granted Orphan Drug and Fast Track designations*
	• **NSCLC** – ongoing open-label Phase 1/2 in combination with avelumab (with Merck KGaA) anticipate completing enrollment in May 2019
	• **Melanoma** – ongoing open-label Phase 1/2 in combination with nivolumab and with ipilimumab (with Ribas Group at UCLA and with BMS)

Proprietary mAb selection platform	• Sustainable engine for value creation • Collaboration opportunities (Surface Oncology and others)

VACCINEX
March 2019 | 3

Vaccinex Product Pipeline Research/Preclinical Phase 1 Phase 2 Phase 3 SEMA4D Antibody Platform VX15 (pepinemab) Huntington’s Disease (Orphan Disease and Fast Track Designation) CLASSICAL – Lung VX15 (pepinemab) Non-Small Cell Lung Cancer (with Merck KGaA) (with BMS and UCLA) VX15 (pepinemab) Melanoma (with Children’s Oncology Group VX15 (pepinemab) Osteosarcoma and National Cancer Institute) ActivMAb Antibody Platform VX5 Anti-CXCL13 for Autoimmune Diseases 4 March 2019 I Vaccinex Product Pipeline Research/Preclinical Phase 1 Phase 2 Phase 3 SEMA4D Antibody Platform VX15 (pepinemab) Huntington’s Disease (Orphan Disease and Fast Track Designation) CLASSICAL – Lung VX15 (pepinemab) Non-Small Cell Lung Cancer (with Merck KGaA) (with BMS and UCLA) VX15 (pepinemab) Melanoma (with Children’s Oncology Group VX15 (pepinemab) Osteosarcoma and National Cancer Institute) ActivMAb Antibody Platform VX5 Anti-CXCL13 for Autoimmune Diseases 4 March 2019 I

Introduction to Semaphorin 4D (SEMA4D)

SEMA4D signals through PLXNB1 and PLXNB2 receptors to regulate the cell cytoskeleton

VX15 (pepinemab) antibody binds to SEMA4D and blocks its signaling activity


Proteases
SEMA4D
Crosslinking and signaling
PLXNB1/ PLXNB2
R-Ras, RhoA and ROCK-kinase
Cytoskeletal reorganization, migration and differentiation

VACCINEX
March 2019 I 5

VX15 (pepinemab) Anti-SEMA4D Antibody for CancerVX15 (pepinemab) Anti-SEMA4D Antibody for Cancer

SEMA4D Expression is Concentrated at Invasive Margin of Tumor Colorectal (Colon26) Mammary carcinoma (Tubo.A5) SEMA4D Pseudo color SEMA4D at the Antibodies against invasive margin of the SEMA4D neutralize tumor forms a barrier this barrier and “open that restricts the the gates” of the tumor infiltration of anti-tumor to the immune system immune cells 7 March 2019 I SEMA4D Expression is Concentrated at Invasive Margin of Tumor Colorectal (Colon26) Mammary carcinoma (Tubo.A5) SEMA4D Pseudo color SEMA4D at the Antibodies against invasive margin of the SEMA4D neutralize tumor forms a barrier this barrier and “open that restricts the the gates” of the tumor infiltration of anti-tumor to the immune system immune cells 7 March 2019 I

SEMA4D Controls Infiltration of Antigen Presenting Dendritic Cells into Tumor

- **Dendritic cells (DC) express PLXNB1 receptor for SEMA4D.**
- **Binding of SEMA4D immobilizes DC and restricts penetration into tumor.**
- **Antibody blockade of SEMA4D enhances migration and differentiation of DC within tumor**
- Colon26 tumor bearing mice were treated with control antibody or with anti-SEMA4D
- Tumors were harvested 27 days post inoculation and stained for **CD11c** marker of DC lineage or **F4/80** marker of macrophage lineage



Antigen Presenting Cells (APC)
Control
CD11c
F4/80
αSema4D Antibody

VACCINEX Evans EE et al. Cancer Immunol Research 2015;3(6): 689-701

March 2019 I 8

Anti-SEMA4D Antibody Increases Cytotoxic T Cells in Tumor T cell exclusion in Colon26 tumor Stroma Tumor Stroma Tumor Control group Anti-SEMA4D antibody CD8+ T cells (red) do not penetrate the tumor. Most CD8+ CD8+ T cells infiltrate the interior of the tumor cells are within the stroma and vessels 9 March 2019 I Anti-SEMA4D Antibody Increases Cytotoxic T Cells in Tumor T cell exclusion in Colon26 tumor Stroma Tumor Stroma Tumor Control group Anti-SEMA4D antibody CD8+ T cells (red) do not penetrate the tumor. Most CD8+ CD8+ T cells infiltrate the interior of the tumor cells are within the stroma and vessels 9 March 2019 I

Anti-SEMA4D treatment shifts the balance of cytokines and chemokines in the tumor microenvironment CCL2/ 10 March 2019 I Immunosuppressive Factors Tumoricidal FactorsAnti-SEMA4D treatment shifts the balance of cytokines and chemokines in the tumor microenvironment CCL2/ 10 March 2019 I Immunosuppressive Factors Tumoricidal Factors

Anti-SEMA4D Antibody Enhances Activity of Immune Checkpoint Inhibitors Anti-CTLA-4 Anti-LAG3 Combination with anti-SEMA4D Head & Neck Cancer Colorectal Cancer Colorectal Cancer Colon26 Control Control αSEMA4D αCTLA-4 αSEMA4D αSEMA4D + αLAG3 αCTLA-4 αLAG3+αSEMA4D 11 March 2019 I Anti-SEMA4D Antibody Enhances Activity of Immune Checkpoint Inhibitors Anti-CTLA-4 Anti-LAG3 Combination with anti-SEMA4D Head & Neck Cancer Colorectal Cancer Colorectal Cancer Colon26 Control Control αSEMA4D αCTLA-4 αSEMA4D αSEMA4D + αLAG3 αCTLA-4 αLAG3+αSEMA4D 11 March 2019 I

T cell infiltration into tumor bed

Neoadjuvant therapy: Colorectal cancer metastasis to liver

No treatment	Pepinemab	Pepinemab + Ipilimumab
T cells are trapped at margin and are largely excluded from tumor bed	T cells penetrate into the tumor bed and. Tumor content is reduced and appears to be replaced by stroma.	The tumor bed consists mainly of stroma and necrotic areas.



Normal liver
Tumor Bed
Necrotic

CD8+ T cells
Margin of tumor bed
Tumor nodules

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Phase 1b/2 Combination Trial with Avelumab in NSCLC

VX15/2503 (pepinemab) in combination with avelumab (Anti-PD-L1)		
NSCLC immunotherapy naïve **NSCLC** Progressed following immunotherapy	**DOSE ESCALATION PHASE** To determine the recommended Phase 2 dose of VX15 (pepinemab) in combination with avelumab ***COMPLETED***	**EXPANSION PHASE** Patients will be stratified but unselected for PD-L1; pre- and post-treatment biopsies mandatory *Up to 28 patients at recommended dose* ***IN PROGRESS***

Co-funded by:

MERCK

- Study to enroll up to ~62 subjects with advanced NSCLC

Trial to evaluate immune infiltration in tumor biopsies and ORR, DoR, PFS

Open-label design allows for periodic data updates

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T :T Ratio effector regulatory CLASSICAL-Lung: Pepinemab+Avelumab Pre-treatment • Pre-treatment tissue shows infiltrating malignant cells • Post-treatment biopsy demonstrates reactive alveolar Post-treatment parenchyma and inflammation. No evidence of tumor. Post-treatment 14 + + March 2019 I CD8 T FoxP3 T Tumor effector regulatoryT :T Ratio effector regulatory CLASSICAL-Lung: Pepinemab+Avelumab Pre-treatment • Pre-treatment tissue shows infiltrating malignant cells • Post-treatment biopsy demonstrates reactive alveolar Post-treatment parenchyma and inflammation. No evidence of tumor. Post-treatment 14 + + March 2019 I CD8 T FoxP3 T Tumor effector regulatory

Combination Melanoma Trial with Nivolumab and with Ipilimumab

VX15/2503 (pepine mab) combination with nivolumab (Anti-PD-1) or ipilimumab (Anti-CTLA-4)		
VX15/2503 (pepinemab) + nivolumab **VX15/2503 (pepinemab) + ipilimumab** *Collaboration with Antoni Ribas group at UCLA and with BMS providing nivolumab and ipilimumab*	**DOSE ESCALATION PHASE** VX15 (pepinemab) dose will be escalated from 10 to 20 mg/kg, Q4W, with nivolumab at 480 mg Q4W or up to 20 mg/kg VX15 (pepinemab) Q3W with ipilimumab 3 mg/kg Q3W x4 in groups of 3-6 patients ***IN PROGRESS***	**EXPANSION PHASE** 18 patients/cohort pre- and post-treatment biopsies mandatory

- Randomized Phase 1 study to enroll up to 60 patients with advanced (stage III or IV) melanoma who have progressed on anti-PD1/L1 based checkpoint inhibitors
- Trial to evaluate immune infiltration in tumor biopsies, ORR, DoR and PFS

Open-label design allows for periodic data updates

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VX15 (pepinemab)/Anti-Semaphorin 4D for Huntington's DiseaseVX15 (pepinemab)/Anti-Semaphorin 4D for Huntington's Disease

Huntington’s Disease (HD) HD is an autosomal dominant neurodegenerative disease caused by mutation in a single gene • Neuronal degeneration and severe atrophy is observed in multiple brain regions • Symptoms usually appear between the ages of 30 to 50 Estimated patient population ~30,000 manifest disease and 100,000 pre-manifest with inherited mutation (prodromal) in the U.S. Similar number in EU 5 There are currently no approved treatments to alter the course of HD 17 March 2019 I Huntington’s Disease (HD) HD is an autosomal dominant neurodegenerative disease caused by mutation in a single gene • Neuronal degeneration and severe atrophy is observed in multiple brain regions • Symptoms usually appear between the ages of 30 to 50 Estimated patient population ~30,000 manifest disease and 100,000 pre-manifest with inherited mutation (prodromal) in the U.S. Similar number in EU 5 There are currently no approved treatments to alter the course of HD 17 March 2019 I

Astrocytes reach out to touch and interact with other brain cells Astrocyte “arms” provide essential functional support to neurons. • Fully cover capillaries and facilitate glucose uptake from circulation • Cradle synapses and recycle glutamate • Positioned to couple energy metabolism with neuronal activity 18 March 2019 I Astrocytes reach out to touch and interact with other brain cells Astrocyte “arms” provide essential functional support to neurons. • Fully cover capillaries and facilitate glucose uptake from circulation • Cradle synapses and recycle glutamate • Positioned to couple energy metabolism with neuronal activity 18 March 2019 I

Astrocytes Undergo Inflammatory Transformation that Aggravates Brain Damage in HD • CNS damage triggers a dramatic change in astrocyte morphology and function • Shift from direct contact with other cells to secretion of inflammatory mediators • this is beneficial in the context of acute focal injury such as stroke • but becomes maladaptive in broad chronic injury such as that caused by mHTT aggregates in HD 19 March 2019 I Astrocytes Undergo Inflammatory Transformation that Aggravates Brain Damage in HD • CNS damage triggers a dramatic change in astrocyte morphology and function • Shift from direct contact with other cells to secretion of inflammatory mediators • this is beneficial in the context of acute focal injury such as stroke • but becomes maladaptive in broad chronic injury such as that caused by mHTT aggregates in HD 19 March 2019 I

Astrocytes Undergo Inflammatory Transformation that Aggravates Brain Damage in HD

- **How do astrocytes recognize and respond to damage?**
  - Astrocytes express high levels of receptors for SEMA4D
  - SEMA4D is upregulated at site of injury
  - SEMA4D triggers depolymerization of F-actin associated with transformation of astrocytes from normal to inflammatory state

Hypothesis: blocking F-actin depolymerization will reduce inflammatory transformation and increase glucose uptake

VACCINEX

March 2019 | 20

SEMA4D Inhibits Cell Migration and Process Extension


A
Normal Control
rSEMA4D
PlexinB1 DAPI
PHALLOIDIN DAPI
PHALLOIDIN DAPI
B
F-actin
Mean phalloidin area/cell
5000
4000
3000
2000
1000
0000
**
Untreated
rSEMA4D
C
Average % Migration
100
80
60
40
20
0
*
**
Add Ab
0
10
20
30
40
50
Time (hours)
Spontaneous
rSEMA4D
rSEMA4D/CTRL Ig
rSEMA4D/2503

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Clinical Trial: FDG-PET Treatment Effect - Mean Change Over 6 Months


A
FDG PET V(7-0)-P(7-0)
Difference in LS Means: Region AVEs
CAUDAL MIDDLE FRONTAL
PARSORBITALIS
PRECENTRAL
ROSTRAL MIDDLE FRONTAL
POSTCENTRAL
PARSOPERCULARIS
SUPRAMARGINAL
PARSTRIANGULARIS
PARACENTRAL
POSTERIOR CINGULATE
TRANSVERSE TEMPORAL
CAUDAL ANTERIOR CINGULATE
PRECUNEUS
MEDIAL ORBITO FRONTAL
LINGUAL
SUPERIOR FRONTAL
ROSTRAL ANTERIOR CINGULATE
LATERAL OCCIPITAL
MIDDLE TEMPORAL
SUPERIOR PARIETAL
INFERIOR PARIETAL
SUPERIOR TEMPORAL
PERICALCARINE
CUNEUS
INFERIOR TEMPORAL
PUTAMEN
PALLIDUM
HIPPOCAMPUS
AMYGDALA
CAUDATE
THALAMUS
-0.5
-0.3
-0.1
0.1
0.3
0.5
FAVORS PLACEBO
FAVORS VX15

Effect Size (difference in LS means)


B
FDG PET V(7-0)-P(7-0)
% Change VX15 vs Placebo: REGION AVEs
CAUDAL MIDDLE FRONTAL
POSTCENTRAL
PRECENTRAL
PARSORBITALIS
ROSTRAL MIDDLE FRONTAL
SUPRAMARGINAL
PARACENTRAL
PARSOPERCULARIS
PARSTRIANGULARIS
POSTERIOR CINGULATE
CAUDAL ANTERIOR CINGULATE
MEDIAL ORBITO FRONTAL
TRANSVERSE TEMPORAL
ROSTRAL ANTERIOR CINGULATE
PRECUNEUS
LINGUAL
SUPERIOR FRONTAL
LATERAL OCCIPITAL
SUPERIOR TEMPORAL
SUPERIOR PARIETAL
MIDDLE TEMPORAL
INFERIOR PARIETAL
INFERIOR TEMPORAL
PERICALCARINE
CUNEUS
PUTAMEN
HIPPOCAMPUS
PALLIDUM
CAUDATE
AMYGDALA
THALAMUS
-30
-20
-10
0
10
20
30
FAVORS PLACEBO
FAVORS VX15

% Change in FDG PET (VX15 vs Placebo)

VACCINEX March 2019 | 22

22

SIGNAL Cohort A Data Highlights VX15 (pepinemab) treatment significantly increases metabolic activity as detected by FDG-PET: • Previous studies in Alzheimer’s Disease concluded that glucose metabolism is a sensitive measure of change in cognition and functional ability and has value in predicting future cognitive decline or as an outcome measurement for monitoring clinically-relevant change over time*. • Encouraging treatment effects on preservation of brain matter (reduced atrophy) and improvement in multiple motor and cognitive assessments were also seen in Cohort A No concerning safety signals were identified 23 March 2019 I * Landau et. al., Neurobiol Aging. 2011; 32(7): 1207–1218SIGNAL Cohort A Data Highlights VX15 (pepinemab) treatment significantly increases metabolic activity as detected by FDG-PET: • Previous studies in Alzheimer’s Disease concluded that glucose metabolism is a sensitive measure of change in cognition and functional ability and has value in predicting future cognitive decline or as an outcome measurement for monitoring clinically-relevant change over time*. • Encouraging treatment effects on preservation of brain matter (reduced atrophy) and improvement in multiple motor and cognitive assessments were also seen in Cohort A No concerning safety signals were identified 23 March 2019 I * Landau et. al., Neurobiol Aging. 2011; 32(7): 1207–1218

Huntington's Disease Clinical Trial Design: Cohort B

SIGNAL

Cohort B Group 1 — 179 early manifest subjects randomized 1:1 Drug:Placebo → Double- blind treatment with VX15 (pepinemab) (**18 months**) → 1 month safety follow-up → Database lock and analysis for Cohort B (**2020**)

Cohort B Group 2 — 86 late prodromal subjects randomized 1:1 Drug:Placebo → Double- blind treatment with VX15 (pepinemab) (**18 or 36 months**) → 1 month safety follow-up → Database lock and analysis for Cohort B (**2020**)

Enrollment in Cohort B expected to be completed by December 31, 2018
Last patient last visit anticipated around July, 2020

VACCINEX Program granted **Orphan Drug** and **Fast Track** Designation by the FDA Division of Neurology Products
March 2019 | 24

Antibody Selection to Multi-Pass Membrane ReceptorsAntibody Selection to Multi-Pass Membrane Receptors

® ActivMAb Viral envelope expression technology to display multi- pass membrane receptors so as to enable antibody selection against this important class of pharmaceutical targets® ActivMAb Viral envelope expression technology to display multi- pass membrane receptors so as to enable antibody selection against this important class of pharmaceutical targets

Research Collaboration with • Announced January 2018 • Utilizes Vaccinex’s ActivMAb platform to discover and select monoclonal antibodies to two undisclosed membrane targets • Surface Oncology has the option to obtain exclusive worldwide rights to antibodies discovered during the research program • Vaccinex received an upfront payment and ongoing research funding • Vaccinex also entitled to license fees, development and clinical milestones, and royalties from net sales of products developed from the licensed antibodies 27 March 2019 I Research Collaboration with • Announced January 2018 • Utilizes Vaccinex’s ActivMAb platform to discover and select monoclonal antibodies to two undisclosed membrane targets • Surface Oncology has the option to obtain exclusive worldwide rights to antibodies discovered during the research program • Vaccinex received an upfront payment and ongoing research funding • Vaccinex also entitled to license fees, development and clinical milestones, and royalties from net sales of products developed from the licensed antibodies 27 March 2019 I

Robust Patent Estate VX15 (pepinemab) US Patents and Patent Applications US No. 8,496,938 issued 7/30/13) Key Composition of Matter Claims Expected Exclusivity to 2030 (before patent term extension) US No. 9,243,9068 issued 1/26/16 Key Additional Method of Use US No. 9,249,227 issued 2/2/16 Claims for Treatment of Cancer and Filed: 2014 – 2015 Neurodegenerative Diseases Expected Exclusivity to 2035 (before patent term extension) Total Patent Franchise US EU Granted / allowed 26 11 Pending 15 13 28 March 2019 I Robust Patent Estate VX15 (pepinemab) US Patents and Patent Applications US No. 8,496,938 issued 7/30/13) Key Composition of Matter Claims Expected Exclusivity to 2030 (before patent term extension) US No. 9,243,9068 issued 1/26/16 Key Additional Method of Use US No. 9,249,227 issued 2/2/16 Claims for Treatment of Cancer and Filed: 2014 – 2015 Neurodegenerative Diseases Expected Exclusivity to 2035 (before patent term extension) Total Patent Franchise US EU Granted / allowed 26 11 Pending 15 13 28 March 2019 I

Anticipated Milestones

Event	Timing
Antibody Platform: Expected delivery of selected antibodies to Surface Oncology	Q4 2018
Publish SIGNAL Cohort A Data in Huntington's Disease	H2 2019
ASCO 2019, Anticipated Initial Report of Open Label combination study of VX15 (pepinemab) with avelumab in NSCLC	June 2019
Estimated Primary Completion Date* of combination study in NSCLC	Q4 2019
Estimated Primary Completion Date* of SIGNAL Cohort B study in HD	Q3 2020
Estimated Primary Completion Date* of combination study in Melanoma	H2 2020

VACCINEX

* The primary completion date is the date on which the last participant in a clinical study was examined or received an intervention to collect final data for the primary outcome measure

March 2019 | 29

Vaccinex Corporation Clinical-stage immunotherapy company focused on the discovery and development of antibody therapies for neurodegenerative diseases and cancer VCNX (NASDAQ) Recent close $5.00 (2/8/2019) Shares outstanding 11.5M Market cap $57.5M Headquarters Rochester, NY Employees 44 (34 in R&D) IPO August 2018 Proceeds: Gross/Net $40M/$35M Underwriters Oppenheimer, BTIG, Ladenburg 30 March 2019 I Vaccinex Corporation Clinical-stage immunotherapy company focused on the discovery and development of antibody therapies for neurodegenerative diseases and cancer VCNX (NASDAQ) Recent close $5.00 (2/8/2019) Shares outstanding 11.5M Market cap $57.5M Headquarters Rochester, NY Employees 44 (34 in R&D) IPO August 2018 Proceeds: Gross/Net $40M/$35M Underwriters Oppenheimer, BTIG, Ladenburg 30 March 2019 I

Executive Management Team

Maurice Zauderer, Ph.D. *Founder, President & Chief Executive Officer*	Formerly Professor at University of Rochester and at Columbia University.
Scott E. Royer, CFA, MBA *Chief Financial Officer*	Formerly CFO, Medical Films Division of Carestream Health.
John E. Leonard, Ph.D. *SVP Development & Officer*	Formerly VP Product Development at IDEC and Biogen-IDEC.
John Parker, Ph.D. *VP, Regulatory Affairs & Quality Systems*	Formerly Senior VP for RA/QA in several assurance/compliance roles.
Ernest S. Smith, Ph.D. *SVP Research & Chief Scientific Officer*	Formerly Research Scientist at University of Rochester.
Raymond E. Watkins *SVP & Chief Operating Officer*	Formerly Director of Operations, Australasia at Life Technologies (Invitrogen).

VACCINEX March 2019 | 31

Vaccinex Board of Directors

Albert D. Friedberg	Chairman, President and CEO of Friedberg Mercantile Group, a Toronto-based commodities and investment management firm he founded in 1971. He served as Chairman of the Toronto Futures Exchange from March 1985 to June 1988.
Alejandro M. Berlin, M.D., MSc.	Radiation Oncology, Princess Margaret Cancer Centre, University of Toronto.
Alan L. Crane	Partner at Polaris Partners. Served as Founder and/or has played a significant role as CEO in building five Polaris companies, including Cerulean Pharma and Momenta. Prior to Polaris, Alan was Senior Vice President of Global Corporate Development at Millennium Pharmaceuticals.
Jacob B. Frieberg	Principal, The WTF Group.
J. Jeffrey Goater	CEO of Surface Oncology, Formerly, CFO of Voyager Therapeutics.
Bala S. Manian, Ph.D.	Founder (or co-founder) of Quantum Dot Corporation, SurroMed, Biometric Imaging, Lumisys Inc., Molecular Dynamics and, most recently, ReaMetrix.
Gerald E. Van Strydonck	CFO of Colgate Rochester Crozer Divinity School. Formerly, Managing Partner at PricewaterhouseCoopers.
Barbara Yanni	Formerly, Vice President and Chief Licensing Officer at Merck & Co., Inc.
Maurice Zauderer, Ph.D.	Vaccinex Founder, President and Chief Executive Officer. Formerly, Professor at University of Rochester and at Columbia University.

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March 2019 | 32